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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                         36-3800435
(State of incorporation                          (I.R.S. employer
if not a U.S. national bank)                     identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                60602
(Address of principal executive offices)         (Zip code)

                           ---------------------------

                              RITE AID CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                         23-1614034
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                  Ann & Government Streets-Mobile, Alabama, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             Apex Drug Stores, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                         38-2413448
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                 Baltimore/Annapolis Boulevard & Governor Richie
                       Highway-Glen Burnie, Maryland, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

               Broadview and Wallings-Broadview Heights Ohio, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                             25-1814215
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                   Central Avenue & Main Street Petal, MS, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         Dominion Action One Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                         25-1569007
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         Dominion Action Two Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                         80-0052339
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -2-

                        Dominion Action Three Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                         80-0052340
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                        Dominion Action Four Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                         80-0052341
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           Dominion Drug Stores Corp.
               (Exact name of obligor as specified in its charter)

Nevada                                           80-0252342
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                 Drug Fair, Inc.
               (Exact name of obligor as specified in its charter)

Maryland                                         54-0525766
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                              Drug Fair of PA, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                     54-0844303
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            Eagle Managed Care Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                         25-1724201
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -3-

                  Eighth & Water Streets-Urichsville, Ohio, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                       England Street-Asheland Corporation
               (Exact name of obligor as specified in its charter)

Virginia                                         80-0052343
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                               Fairground, L.L.C.
               (Exact name of obligor as specified in its charter)

Virginia                                         54-1849788
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                    GDF, Inc.
               (Exact name of obligor as specified in its charter)

Maryland                                         34-1343867
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                     Gettysburg and Hoover-Dayton, Ohio, LLC
               (Exact name of obligor as specified in its charter)

Ohio                                             N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                Gratiot & Center-Saginaw Township, Michigan, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -4-

                                   Harco, Inc.
               (Exact name of obligor as specified in its charter)

Alabama                                          63-0522700
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                K&B, Incorporated
               (Exact name of obligor as specified in its charter)

Delaware                                         51-0346254
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             K&B Alabama Corporation
               (Exact name of obligor as specified in its charter)

Alabama                                          72-1011085
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            K&B Louisiana Corporation
               (Exact name of obligor as specified in its charter)

Louisiana                                        72-1043860
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           K&B Mississippi Corporation
               (Exact name of obligor as specified in its charter)

Mississippi                                      72-0983482
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           K&B Services, Incorporated
               (Exact name of obligor as specified in its charter)

Louisiana                                        72-1245171
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -5-

                                  K&B Tennessee
               (Exact name of obligor as specified in its charter)

Tennessee                                        62-1444359
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                              K&B Texas Corporation
               (Exact name of obligor as specified in its charter)

Texas                                            72-1010327
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             Keystone Centers, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                     23-1730114
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                       Lakehurst and Broadway Corporation
               (Exact name of obligor as specified in its charter)

New Jersey                                       23-2937947
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                  Mayfield & Chillicothe Roads-Chesterland, LLC
               (Exact name of obligor as specified in its charter)

Ohio                                             N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                              Munson & Andrews, LLC
               (Exact name of obligor as specified in its charter)

Ohio                                             N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -6-

                                Name Rite, L.L.C.
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                      Northline & Dix-Toledo-Southgate, LLC
               (Exact name of obligor as specified in its charter)

Michigan                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                          Ocean Acquisition Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                         25-1778194
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                              PDS-1 Michigan, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                         38-2935739
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            P.L.D. Enterprises, Inc.
               (Exact name of obligor as specified in its charter)

Nevada                                           80-0052347
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                 PL Xpress, Inc.
               (Exact name of obligor as specified in its charter)

Oregon                                           93-0962294
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -7-

              Patton Drive and Navy Boulevard Property Corporation
               (Exact name of obligor as specified in its charter)

Florida                                          23-2870495
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           PawPaw Lake Road & Paw Paw
                          Avenue-Coloma, Michigan, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            Perry Distributors, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                         38-1718545
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             Perry Drug Stores, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                         38-0947300
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         Portfolio Medical Services Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                         80-0052348
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                RDS Detroit, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                         35-1799950
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -8-

                          Rack Rite Distributors, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                     23-1906110
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                 Ram-Utica, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                         80-0052329
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                   Read's Inc.
               (Exact name of obligor as specified in its charter)

Maryland                                         80-0052330
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           Rite Aid Drug Palace, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                         23-2325476
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             Rite Aid Hdqtrs. Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                         23-2308342
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            Rite Aid of Alabama, Inc.
               (Exact name of obligor as specified in its charter)

Alabama                                          23-2410761
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -9-

                          Rite Aid of Connecticut, Inc.
               (Exact name of obligor as specified in its charter)

Connecticut                                      23-1940645
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           Rite Aid of Delaware, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                         23-1940646
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            Rite Aid of Florida, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                          23-2047226
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            Rite Aid of Georgia, Inc.
               (Exact name of obligor as specified in its charter)

Georgia                                          23-2125551
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           Rite Aid of Illinois, Inc.
               (Exact name of obligor as specified in its charter)

Illinois                                         23-2416666
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            Rite Aid of Indiana, Inc.
               (Exact name of obligor as specified in its charter)

Indiana                                          23-2048778
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -10-

                           Rite Aid of Kentucky, Inc.
               (Exact name of obligor as specified in its charter)

Kentucky                                         23-2039291
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             Rite Aid of Maine, Inc.
               (Exact name of obligor as specified in its charter)

Maine                                            01-0324725
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           Rite Aid of Maryland, Inc.
               (Exact name of obligor as specified in its charter)

Maryland                                         23-1940941
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         Rite Aid of Massachusetts, Inc.
               (Exact name of obligor as specified in its charter)

Massachusetts                                    23-1940647
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           Rite Aid of Michigan, Inc.
               (Exact name of obligor as specified in its charter)

Michigan                                         38-0857390
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         Rite Aid of New Hampshire, Inc.
               (Exact name of obligor as specified in its charter)

New Hampshire                                    23-2008320
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -11-

                          Rite Aid of New Jersey, Inc.
               (Exact name of obligor as specified in its charter)

New Jersey                                       23-1940648
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           Rite Aid of New York, Inc.
               (Exact name of obligor as specified in its charter)

New York                                         23-1940649
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                        Rite Aid of North Carolina, Inc.
               (Exact name of obligor as specified in its charter)

North Carolina                                   23-1940650
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             Rite Aid of Ohio, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                             23-1940651
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         Rite Aid of Pennsylvania, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                     23-1940652
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                        Rite Aid of South Carolina, Inc.
               (Exact name of obligor as specified in its charter)

South Carolina                                   23-2047222
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -12-

                           Rite Aid of Tennessee, Inc.
               (Exact name of obligor as specified in its charter)

Tennessee                                        23-2047224
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            Rite Aid of Vermont, Inc.
               (Exact name of obligor as specified in its charter)

Vermont                                          23-1940942
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           Rite Aid of Virginia, Inc.
               (Exact name of obligor as specified in its charter)

Virginia                                         23-1940653
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                       Rite Aid of Washington, D.C., Inc.
               (Exact name of obligor as specified in its charter)

Washington, D.C.                                 23-2461466
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         Rite Aid of West Virginia, Inc.
               (Exact name of obligor as specified in its charter)

West Virginia                                    23-1940654
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                              Rite Aid Realty Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                         23-1725347
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -13-

                     Rite Aid Rome Distribution Center, Inc.
               (Exact name of obligor as specified in its charter)

New York                                         23-1887836
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            Rite Aid Services, L.L.C.
               (Exact name of obligor as specified in its charter)

Delaware                                         02-0655440
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                            Rite Aid Transport, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                         25-1793102
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                           Rite Aid Venturer #1, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                         23-2492985
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                 Rite Fund, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                         51-0273194
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             Rite Investments Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                         51-0273192
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -14-

                                 Rx Choice, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                         25-1598207
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                      Seven Mile and Evergreen-Detroit, LLC
               (Exact name of obligor as specified in its charter)

Michigan                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                Silver Springs Road-Baltimore, Maryland/One, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                Silver Springs Road-Baltimore, Maryland/Two, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                Sophie One Corp.
               (Exact name of obligor as specified in its charter)

Delaware                                         80-0052332
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

             State & Fortification Streets-Jackson, Mississippi, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -15-

                  State Street and Hill Road-Gerard, Ohio, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         Super Ice Cream Suppliers, Inc.
               (Exact name of obligor as specified in its charter)

Louisiana                                        72-0678651
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                          Super Pharmacy Network, Inc.
               (Exact name of obligor as specified in its charter)

Florida                                          59-3252055
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                        Super Tobacco Distributors, Inc.
               (Exact name of obligor as specified in its charter)

Mississippi                                      72-0875700
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                              The Lane Drug Company
               (Exact name of obligor as specified in its charter)

Ohio                                             53-0125212
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                The Muir Company
               (Exact name of obligor as specified in its charter)

Ohio                                             38-0857390
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -16-

                               Thrifty Corporation
               (Exact name of obligor as specified in its charter)

California                                       95-1297550
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                              Thrifty PayLess, Inc.
               (Exact name of obligor as specified in its charter)

California                                       95-4391249
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                Tyler and Sanders Roads, Birmingham-Alabama, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                              Virginia Corporation
               (Exact name of obligor as specified in its charter)

Delaware                                         51-0335659
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                 W.R.A.C., Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                     23-2102752
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                        112 Burleigh Avenue Norfolk, LLC
               (Exact name of obligor as specified in its charter)

Virginia                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -17-

                              537 Elm Street Corp.
               (Exact name of obligor as specified in its charter)

Rhode Island                                     23-2962033
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             657-659 Broad St. Corp.
               (Exact name of obligor as specified in its charter)

New Jersey                                       80-0052338
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                      764 South Broadway-Geneva, Ohio, LLC
               (Exact name of obligor as specified in its charter)

Ohio                                             23-1974076
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                    1515 West State Street Boise, Idaho, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                         80-0052351
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         1525 Cortyou Road-Brooklyn Inc.
               (Exact name of obligor as specified in its charter)

New York                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                             1740 Associates, L.L.C.
               (Exact name of obligor as specified in its charter)

Michigan                                         N/A
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                                      -18-

                     3581 Carter Hill Road-Montgomery Corp.
               (Exact name of obligor as specified in its charter)

Alabama                                          80-0052336
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

              4042 Warrensville Center Road-Warrensville Ohio, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                             25-1820507
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                              5277 Associates, Inc.
               (Exact name of obligor as specified in its charter)

Washington                                       23-2940919
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

                         5600 Superior Properties, Inc.
               (Exact name of obligor as specified in its charter)

Ohio                                             80-0052337
(State or other jurisdiction of                  (I.R.S. employer
incorporation or organization)                   identification no.)

30 Hunter Lane
Camp Hill, Pennsylvania                          17011
(Address of principal executive offices)         (Zip code)

                           ---------------------------

                      8.125% Senior Secured Notes due 2010
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                      -19-

1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT
         IS SUBJECT.

--------------------------------------------------------------------------------
                      Name                              Address
--------------------------------------------------------------------------------

        Office of Banks & Trust Companies    500 E. Monroe Street
        of the State of Illinois             Springfield, Illinois 62701-1532

        Federal Reserve Bank of Chicago      230 S. LaSalle Street
                                             Chicago, Illinois 60603

    (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE
    INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE
    7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R.
    229.10(D).

    1.   A copy of Articles of Incorporation of BNY Midwest Trust Company
         (formerly CTC Illinois Trust Company, formerly Continental Trust
         Company) as now in effect. (Exhibit 1 to Form T-1 filed with the
         Registration Statement No. 333-47688.)

    2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

    4.   A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

    6.   The consent of the Trustee required by Section 321(b) of the Act.
         (Exhibit 6 to Form T-1 filed with the Registration Statement No.
         333-47688.)

    7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      -20-

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust
Company, a corporation organized and existing under the laws of the State of
Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of
Chicago, and State of Illinois, on the 18th day of July, 2003.

                                          BNY Midwest Trust Company

                                          By: /s/   D. DONOVAN
                                              ------------------------
                                              Name:  D. DONOVAN
                                              Title: ASSISTANT VICE PRESIDENT

                                      -21-

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on March 31, 2003, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                     ASSETS                                 THOUSANDS OF DOLLARS
                     ------                                 --------------------
1.  Cash and Due from Depository Institutions ..............       24,268

2.  U.S. Treasury Securities ...............................        - 0 -

3.  Obligations of States and Political Subdivisions .......        - 0 -

4.  Other Bonds, Notes and Debentures ......................        - 0 -

5.  Corporate Stock ........................................        - 0 -

6.  Trust Company Premises, Furniture, Fixtures
    and Other Assets Representing Trust Company
    Premises ...............................................          878

7.  Leases and Lease Financing Receivables .................        - 0 -

8.  Accounts Receivable ....................................        3,692

9.  Other Assets
    (Itemize amounts greater than 15% of Line 9)

      GOODWILL .......................................86,813
                                                                   86,911
10. TOTAL ASSETS ...........................................      115,749

                                                                     Page 1 of 3

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                           209 WEST JACKSON BOULEVARD
                                    SUITE 700
                             CHICAGO, ILLINOIS 60606

                   LIABILITIES                             THOUSANDS OF DOLLARS
                   -----------                             --------------------
11. Accounts Payable ......................................        - 0 -

12. Taxes Payable .........................................        - 0 -

13. Other Liabilities for Borrowed Money ..................       25,425

14. Other Liabilities
    (Itemize amounts greater than 15% of Line 14)

      Reserve for Taxes ............................3,991
      Taxes due to Parent ..........................2,934
                                                                   7,199
15. TOTAL LIABILITIES
                                                                  32,624
                 EQUITY CAPITAL
                 --------------
16. Preferred Stock .......................................        - 0 -

17. Common Stock ..........................................        2,000

18. Surplus ...............................................       62,130

19. Reserve for Operating Expenses ........................        - 0 -

20. Retained Earnings (Loss) ..............................       18,995

21. TOTAL EQUITY CAPITAL ..................................       83,125

22. TOTAL LIABILITIES AND EQUITY CAPITAL ..................      115,749

                                                                     Page 2 of 3

I,      Keith A. Mica, Vice President
  ------------------------------------------------------------------------------
              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                                /s/ Keith A. Mica
                 -----------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 30th day of April , 2003. My Commission expires May 15, 2007.

                                         /s/ Joseph A. Giacobino, Notary Public
                                         -----------------------

(Notary Seal)

Person to whom Supervisory Staff should direct questions concerning this report.

     Christine Anderson                               (212) 437-5984
------------------------------                ----------------------------
            Name                              Telephone Number (Extension)